Amendment To

DEBT CONVERSION AGREEMENT

This Agreement (the “Amendment Agreement”) is an amendment to the Debt Conversion Agreement dated the 21st day of March, 2013 (“Conversion Agreement”), by and between PAUL J. TRAVERS ("Holder"), and VUZIX CORPORATION, a Delaware corporation ("Company").

In consideration of the mutual covenants and agreements contained herein and in the Debt Conversion Agreement, the parties agree to amend the Conversion Agreement effective immediately as follows:

1.	Paragraph 1 (a) of the Conversion Agreement currently provides that:

1 (a) The Holder agrees, subject to the conditions set forth herein, to convert the principal and accrued but unpaid interest on the Note (“Debt Conversion”) into shares of Common Stock ("Conversion Shares") at a conversion price equal to the per share offering price of the Company’s shares in its proposed secondary offering with Aegis Capital, as further described in Section 4(a)(v), and subject to the approval of the TSX Venture Exchange (“TSXV”).

The Conversion Agreement Paragraph 1 (a)

1 (a) The Holder agrees, subject to the conditions set forth herein, to convert the principal and accrued but unpaid interest on the Note (“Debt Conversion”) into shares of Common Stock ("Conversion Shares") at a conversion price equal to the per share offering price of the Company’s shares in its proposed secondary offering with Aegis Capital and Warrants to purchase shares of Common Stock, which Warrants (the “Conversion Warrants”) will have the same terms as the warrants offered by the Company under the Company’s Registration Statement on Form S-1 (File No. 333-185661), as amended (the “Existing Registration Statement”), and will be issued in the same ratio to the Conversion Shares as the ratio of the warrants to the shares of common stock issued to purchasers under the Existing Registration Statement, ~~as further described in Section 4(a)(v),~~and subject to the approval of the TSX Venture Exchange (“TSXV”).

2.	Paragraph 4 (a) (v) of the Conversion Agreement currently provides that:

4 (a) (v) The Company shall have obtained the necessary approvals for the listing of the Common Stock on the NASDAQ Capital Market and shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1, filed with the SEC on December 21, 2012.

The Conversion Agreement Paragraph 4 (a) (v) is hereby amended to state:

4 (a) (v) The Company shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1 (File No. 333-185661), as amended.

3.	Paragraph 4 (b) (iii) of the Conversion Agreement currently provides that:

4 (b) (iii) The Company shall have obtained the necessary approvals for the listing of the Common Stock on the NASDAQ Capital Market and shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1, filed with the SEC on December 21, 2012.

The Conversion Agreement Paragraph 4 (b) (iii) is hereby amended to state:

4 (b) (iii) The Company shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1 (File No. 333-185661), as amended.

4.	Paragraph 5 (c) of the Conversion Agreement currently provides that:

5 (c) The Company shall take all commercially reasonably actions to cause the Conversion Shares to be listed on the NASDAQ Capital Market within twenty (20) days of their issuance;

The Conversion Agreement Paragraph 5 (c) is hereby amended to delete all of the existing text and shall be marked as Reserved:

5 (c) Reserved. ~~The Company shall take all commercially reasonably actions to cause the Conversion Shares to be listed on the NASDAQ Capital Market within twenty (20) days of their issuance~~

5.	All other provisions and terms of the Conversion Agreement and any amendments thereto shall remain the in effect in accordance with their original terms.

EXECUTED on this 7th day of June 2013.

Company: Vuzix Corporation	Holder: Paul J. Travers

By: /s/ Grant Russell	By: /s/ Paul J. Travers

Name: Grant Russell	Name: Paul J. Travers
Title: EVP and CFO	Title: President & CEO